EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the following Registration Statements of The Charles Schwab Corporation of our reports dated February 24, 2003 (which reports express an unqualified opinion and include an explanatory paragraph relating to an accounting change), appearing in and incorporated by reference in this Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 2002.

Filed on Form S-3:

  Registration Statement No. 333-47107  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-32084  (Common stock registered pursuant to the acquisition of CyBerCorp Holdings, Inc.)

  Registration Statement No. 333-36410  (Debt Securities)

  Registration Statement No. 333-50812  (Common  stock  registered  pursuant  to the acquisition  of  Chicago  Investment
                                        Analytics, Inc.)

Filed on Form S-4:

  Registration Statement No. 333-30886  (Common stock registered pursuant to the acquisition of U.S. Trust Corporation)

  Registration Statement No. 333-48764  (Registration of common stock)

Filed on Form S-8:

  Registration Statement No. 333-101992 (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-44793  (Charles Schwab Profit Sharing and
                                        Employee Stock Ownership Plan)

  Registration Statement No. 333-48335  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-93125  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-32058  (CyBerCorp Holdings, Inc. 1996 Incentive
                                        Plan)

  Registration Statement No. 333-38150  (401(k) Plan and ESOP of United  States
                                        Trust  Company of New York and
                                        Affiliated Companies)

  Registration Statement No. 333-59280  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-63452  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)

  Registration Statement No. 333-63448  (The Charles Schwab Corporation 2001
                                        Stock Incentive Plan)

  Registration Statement No. 333-71322  (The SchwabPlan Retirement Savings and
                                        Investment Plan)

  Registration Statement No. 333-81840  (The Charles Schwab Corporation Employee
                                        Stock Incentive Plan)


/s/ Deloitte & Touche LLP
-------------------------
San Francisco, California
March 21, 2003